Exhibit 10.1

AMENDMENT NUMBER ONE

TO THE

MASTER REPURCHASE AGREEMENT AND SECURITIES CONTRACT

DATED AS OF JULY 11, 2017

BETWEEN

GP COMMERCIAL WF LLC

AND

WELLS FARGO BANK, NATIONAL ASSOCIATION

This AMENDMENT NUMBER ONE to the Master Repurchase Agreement and Securities Contract (as defined below) (this “Amendment”) is made this 11th day of July, 2017, between GP COMMERCIAL WF LLC (“Seller”) and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Buyer”), and acknowledged and agreed to by GRANITE POINT MORTGAGE TRUST INC. (“Guarantor”).

WHEREAS, Seller and Buyer entered into (i) that certain Master Repurchase Agreement and Securities Contract, dated as of June 28, 2017, by and between Seller and Buyer (as amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), and (ii) that certain Fee and Pricing Letter, dated as of June 28, 2017, by and between Seller and Buyer (as amended, restated, supplemented or otherwise modified from time to time, the “Fee Letter”);

WHEREAS, Seller hereby requests that Buyer agree to Seller’s exercise of the Upsize Option as provided in Section 3.06(b) of the Repurchase Agreement;

WHEREAS, Buyer hereby agrees to Seller’s exercise of the Upsize Option subject to the terms and conditions of this Amendment; and

WHEREAS, Seller and Buyer have agreed to amend the Repurchase Agreement and the Fee Letter to reflect the increased facility size.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.         Amendment. Effective as of the date of this Amendment, but subject to the terms and conditions of Section 3 hereof, Section 2.01 of the Repurchase Agreement is hereby amended by deleting the definition of “Maximum Aggregate Purchase Price” in its entirety and replacing it with the following:

“Maximum Aggregate Purchase Price”: An amount up to $473,795,125, which amounts include all Future Funding Amounts.

SECTION 2.         Defined Terms.  Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Repurchase Agreement.

SECTION 3.         Conditions to Effectiveness.  It is a condition precedent to the effectiveness of this Amendment and any subsequent Transaction entered into under the

Repurchase Agreement that Seller shall pay to Buyer the Upsize Fee, pursuant to Section 2(iv) of the Fee Letter.

SECTION 4.         Limited Effect.  Except as amended hereby, the Repurchase Agreement shall continue in full force and effect in accordance with its terms.  Reference to this Amendment need not be made in the Repurchase Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Repurchase Agreement, any reference in any of such items to the Repurchase Agreement being sufficient to refer to the Repurchase Agreement as amended hereby.

SECTION 5.         Representations.  In order to induce Buyer to execute and deliver this Amendment, Seller hereby represents to Buyer that as of the date hereof, except as otherwise expressly waived by Buyer in writing, Seller is in full compliance with all of the terms and conditions of the Repurchase Agreement, including without limitation, all of the representations and warranties and all of the affirmative and negative covenants, and no Default or Event of Default has occurred and is continuing under the Repurchase Agreement.

SECTION 6.         Fees and Expenses. Subject to the limitations specified in Section 13.02 of the Repurchase Agreement, Seller agrees to pay to Buyer all reasonable fees and out of pocket expenses incurred by Buyer in connection with this Amendment (including all reasonable fees and out of pocket costs and expenses of Buyer’s legal counsel incurred in connection with this Amendment) pursuant to Section 13.02 of the Repurchase Agreement.

SECTION 7.         Governing Law. This Amendment and any claim, controversy or dispute arising under or related to or in connection with this Amendment, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties will be governed by the laws of the State of New York without regard to any conflicts of law principles other than Sections 5-1401 of the New York General Obligations Law.

SECTION 8.         Guarantor Confirmation and Reaffirmation. The Guarantor hereby consents to the modification of “Maximum Aggregate Purchase Price” as set forth in Section 1 of this Amendment. Further, the Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guarantee Agreement (as defined in the Repurchase Agreement).

SECTION 9.         Counterparts.  This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same agreement.  This Amendment, to the extent signed and delivered by facsimile or other electronic means, shall be treated in all manner and respects as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.  No signatory to this Amendment shall raise the use of a facsimile machine or other electronic means to deliver a signature or the fact that any signature or agreement was transmitted or communicated through the use of a facsimile machine or other electronic means as a defense to the formation or enforceability of a contract and each such Person forever waives any such defense.

SECTION 10.       Effect of Amendment. This Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by

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Seller, Pledgor or Residual Pledgor (the “Repurchase Parties”) under or in connection with the Repurchase Agreement, the Fee and Pricing Letter, the Pledge Agreement, the Residual Pledge Agreement or any of the other Repurchase Documents to which any Repurchase Party is a party. It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the obligations of the Repurchase Parties under the Repurchase Agreement, the Pledge Agreement and the Residual Pledge Agreement are preserved, (ii) the liens and security interests granted under Repurchase Agreement, the Pledge Agreement and the Residual Pledge Agreement continue in full force and effect, and (iii) any reference to the Repurchase Agreement in any Repurchase Document or other document or instrument delivered in connection therewith shall be deemed to refer to this Amendment and the provisions hereof.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, Seller and Buyer have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Buyer

By:	/s/ Melissa A. Dolski
Name:	Melissa A. Dolski
Title:	Director

Signature Pages to Amendment Number One to Repurchase Agreement (WF-Granite Point)

GP COMMERCIAL WF LLC, as Seller

By:	/s/ Marcin Urbaszek
Name: Marcin Urbaszek
Title: VP, Treasurer and CFO

Signature Pages to Amendment Number One to Repurchase Agreement (WF-Granite Point)

Acknowledged by:

GRANITE POINT MORTGAGE TRUST INC.,
as Guarantor

By:	/s/ Marcin Urbaszek
Name: Marcin Urbaszek
Title: Authorized Representative

Signature Pages to Amendment Number One to Repurchase Agreement (WF-Granite Point)